Use of Non-GAAP Financial Measures To provide investors with additional information regarding the Company’s financial results, these supplemental tables include references to certain non-GAAP financial measures that are used by management. The Company believes these non-GAAP financial measures including Adjusted Gross Profit, Contribution Profit, Adjusted Net Loss, Adjusted EBITDA, and any such non-GAAP financial measures expressed as a Margin, are useful to investors as supplemental operational measurements to evaluate the Company’s financial performance. The non-GAAP financial measures should not be considered in isolation or as a substitute for the Company’s reported GAAP results because they may include or exclude certain items as compared to similar GAAP-based measures, and such measures may not be comparable to similarly-titled measures reported by other companies. Management uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain items that may not be indicative of the Company’s recurring operating results. Adjusted Gross Profit and Contribution Profit To provide investors with additional information regarding our margins and return on inventory acquired, we have included Adjusted Gross Profit and Contribution Profit, which are non-GAAP financial measures. We believe that Adjusted Gross Profit and Contribution Profit are useful financial measures for investors as they are supplemental measures used by management in evaluating unit level economics and our operating performance. Each of these measures is intended to present the economics related to homes sold during a given period. We do so by including revenue generated from homes sold (and adjacent services) in the period and only the expenses that are directly attributable to such home sales, even if such expenses were recognized in prior periods, and excluding expenses related to homes that remain in inventory as of the end of the period. Contribution Profit provides investors a measure to assess Opendoor’s ability to generate returns on homes sold during a reporting period after considering home purchase costs, renovation and repair costs, holding costs and selling costs. Adjusted Gross Profit and Contribution Profit are supplemental measures of our operating performance and have limitations as analytical tools. For example, these measures include costs that were recorded in prior periods under GAAP and exclude, in connection with homes held in inventory at the end of the period, costs required to be recorded under GAAP in the same period. Accordingly, these measures should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. We include a reconciliation of these measures to the most directly comparable GAAP financial measure, which is gross profit. Adjusted Gross Profit / Margin We calculate Adjusted Gross Profit as gross profit under GAAP adjusted for (1) inventory valuation adjustment in the current period, and (2) inventory valuation adjustment in prior periods. Inventory valuation adjustment in the current period is calculated by adding back the inventory valuation adjustments recorded during the period on homes that remain in inventory at period end. Inventory valuation adjustment in prior periods is calculated by subtracting the inventory valuation adjustments recorded in prior periods on homes sold in the current period. Adjusted Gross Margin is Adjusted Gross Profit as a percentage of revenue. We view this metric as an important measure of business performance as it captures gross margin performance isolated to homes sold in a given period and provides comparability across reporting periods. Adjusted Gross Profit helps management assess home pricing, service fees and renovation performance for a specific resale cohort. Contribution Profit / Margin We calculate Contribution Profit as Adjusted Gross Profit, minus certain costs incurred on homes sold during the current period including: (1) holding costs incurred in the current period, (2) holding costs incurred in prior periods, and (3) direct selling costs. Contribution Margin is Contribution Profit as a percentage of revenue. We view this metric as an important measure of business performance as it captures the unit level performance isolated to homes sold in a given period and provides comparability across reporting periods. Contribution Profit helps management assess inflows and outflows directly associated with a specific resale cohort. Adjusted Net Loss and Adjusted EBITDA / Margin We also present Adjusted Net Loss and Adjusted EBITDA, which are non-GAAP financial measures that management uses to assess our underlying financial performance. These measures are also commonly used by investors and analysts to compare the underlying performance of companies in our industry. We believe these measures provide investors with meaningful period over period comparisons of our underlying performance, adjusted for certain charges that are non-cash, not directly related to our revenue-generating operations, not aligned to related revenue, or not reflective of ongoing operating results that vary in frequency and amount. Adjusted Net Loss and Adjusted EBITDA are supplemental measures of our operating performance and have important limitations. For example, these measures exclude the impact of certain costs required to be recorded under GAAP. These measures also include inventory valuation adjustments that were recorded in prior periods under GAAP and exclude, in connection with homes held in inventory at the end of the period, inventory valuation adjustments required to be recorded under GAAP in the same period. These measures could differ substantially from similarly titled measures presented by other companies in our industry or companies in other industries. Accordingly, these measures should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. We include a reconciliation of these measures to the most directly comparable GAAP financial measure, which is net loss. Exhibit 99.2

We calculate Adjusted Net Loss as GAAP net loss adjusted to exclude non-cash expenses of stock-based compensation, equity securities fair value adjustment, intangibles amortization expense, and the amortization of stock-based compensation capitalized to internally developed software ("IDSW"). It excludes expenses that are not directly related to our revenue generating operations such as restructuring and legal contingency accruals. It excludes loss (gain) on extinguishment of debt as these gains or expenses were incurred as a result of decisions made by management to terminate or partially extinguish portions of our outstanding credit facilities or convertible senior notes early; these expenses are not reflective of ongoing operating results and vary in frequency and amount. Adjusted Net Loss also aligns the timing of inventory valuation adjustments recorded under GAAP to the period in which the related revenue is recorded in order to improve the comparability of this measure to our non-GAAP financial measures of unit economics, as described above. Our calculation of Adjusted Net Loss does not currently include the tax effects of the non-GAAP adjustments because our taxes and such tax effects have not been material to date. We calculated Adjusted EBITDA as Adjusted Net Loss adjusted for depreciation and amortization, property financing and other interest expense, interest income, and income tax expense. Adjusted EBITDA is a supplemental performance measure that our management uses to assess our operating performance and the operating leverage in our business. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of revenue. Adjusted Operating Expense We also present Adjusted Operating Expense, which is a non-GAAP financial measure that bridges the difference between Contribution Profit and Adjusted EBITDA. We believe this measure provides investors and analysts meaningful period over period comparisons by showing the remaining operating expenses after the costs related to unit level performance are moved to Contribution Profit and certain charges that are non-cash, or not directly related to our revenue-generating operations are removed. Adjusted Operating Expense is a supplemental measure of our operating expenditures and has important limitations. For example, this measure excludes the impact of certain costs required to be recorded under GAAP. This measure removes holding costs and direct selling costs incurred on homes sold during the current period, including holding costs recorded in prior periods, and moves these costs to Contribution Margin. This measure could differ substantially from similarly titled measures presented by other companies in our industry or in other industries. Accordingly, this measure should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. We include a reconciliation of this measure to the most directly comparable GAAP financial measure, which is operating expenses. We calculate Adjusted Operating Expense as GAAP operating expense adjusted to exclude direct selling costs and holding costs included in determining Contribution Profit. The measure also excludes non-cash expenses of stock-based compensation, depreciation and amortization, intangibles amortization, and the amortization of stock-based compensation capitalized to IDSW. It also excludes expenses that are not directly related to our revenue-generating operations such as restructuring charges and legal contingency accruals. Adjusted Sales, Marketing and Operations, Adjusted General and Administrative, Adjusted Technology and Development We also present Adjusted Sales, Marketing and Operations, Adjusted General and Administrative, and Adjusted Technology and Development, which are non-GAAP financial measures that provide investors and analysts meaningful period over period comparisons by showing the remaining operating expenses after the costs related to unit level performance are moved to contribution profit and certain charges that are non-cash are removed. These supplemental measures of our operating expenditures have important limitations. For example, these measures exclude the impact of certain costs required to be recorded under GAAP. Specifically, Adjusted Sales, Marketing and Operations removes holding costs and direct selling costs incurred on homes sold during the current period, including holding costs recorded in prior periods, and moves these costs to Contribution Margin. These measures could differ substantially from similarly titled measures presented by other companies in our industry or in other industries. Accordingly, these measures should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. We include a reconciliation of these measures to the most directly comparable GAAP financial measure, which are Sales, marketing and operations expense, General and administrative expense and Technology and development expense. We calculate Adjusted Sales, Marketing and Operations as GAAP sales, marketing and operations expenses to exclude direct selling costs and holding costs included in determining Contribution Profit. This measure also excludes non-cash expenses of stock-based compensation and amortization of intangibles associated with sales, marketing and operations assets. We calculate Adjusted General and Administrative as GAAP general and administrative expenses to exclude non-cash expenses of stock-based compensation, depreciation and amortization of intangibles associated with general and administrative assets. It also excludes expenses that are not directly related to our revenue-generating operations such as legal contingency accruals. We calculate Adjusted Technology and Development as GAAP technology and development expenses to exclude non-cash expenses of stock-based compensation, the amortization of stock-based compensation capitalized to IDSW, and depreciation and amortization associated with technology and development assets.

OPENDOOR TECHNOLOGIES INC.

NON-GAAP MEASURES & KEY METRICS

(Unaudited)

($ in millions, except homes purchased, homes sold, homes in inventory, and margins)	Period Ended				
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024
Key Metrics					
Total Revenue	$ 915	$ 1,567	$ 1,153	$ 1,084	$ 1,377
Gross profit	$ 66	$ 128	$ 99	$ 85	$ 105
Net loss	$ (90)	$ (29)	$ (85)	$ (113)	$ (78)
Inventory (at period end)	$ 1,053	$ 1,530	$ 2,362	$ 2,159	$ 2,145
Non-GAAP Financial Measures					
Adjusted Gross Profit	$ 64	$ 135	$ 100	$ 75	$ 99
Selling Costs	(28)	(43)	(29)	(23)	(32)
Holding Costs	(16)	(23)	(17)	(14)	(15)
Contribution Profit	$ 20	$ 69	$ 54	$ 38	$ 52
Adjusted EBITDA	$ (33)	$ 23	$ (30)	$ (49)	$ (38)
Adjusted Net Loss	$ (61)	$ (9)	$ (63)	$ (77)	$ (70)
Margins					
Total Revenue	100.0 %	100.0 %	100.0 %	100.0 %	100.0 %
Gross profit	7.2 %	8.2 %	8.6 %	7.8 %	7.6 %
Adjusted Gross Profit	7.0 %	8.6 %	8.7 %	6.9 %	7.2 %
Contribution Profit	2.2 %	4.4 %	4.7 %	3.5 %	3.8 %
Net loss	(9.8)%	(1.9)%	(7.4)%	(10.4)%	(5.7)%
Adjusted EBITDA	(3.6)%	1.5 %	(2.6)%	(4.5)%	(2.8)%
Adjusted Net Loss	(6.7)%	(0.6)%	(5.5)%	(7.1)%	(5.1)%
Inventory Rollforward					
Homes in Inventory (at beginning of period)	4,538	7,080	6,417	6,288	6,399
Homes Purchased	1,169	1,757	3,609	2,951	3,504
Homes Sold	(2,568)	(4,299)	(2,946)	(2,822)	(3,615)
Homes in Inventory (at period end)	3,139	4,538	7,080	6,417	6,288

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In millions, except share amounts which are presented in thousands, and per share amounts) (Unaudited) Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 2025 2024 REVENUE $ 915 $ 1,377 $ 3,635 $ 4,069 COST OF REVENUE 849 1,272 3,342 3,721 GROSS PROFIT 66 105 293 348 OPERATING EXPENSES: Sales, marketing and operations 66 96 250 325 General and administrative 48 46 109 141 Technology and development 19 30 61 108 Restructuring 1 — 10 — Total operating expenses 134 172 430 574 LOSS FROM OPERATIONS (68) (67) (137) (226) (LOSS) GAIN ON EXTINGUISHMENT OF DEBT (1) — 9 (1) INTEREST EXPENSE (34) (34) (103) (101) OTHER INCOME – Net 14 23 28 50 LOSS BEFORE INCOME TAXES (89) (78) (203) (278) INCOME TAX EXPENSE (1) — (1) (1) NET LOSS $ (90) $ (78) $ (204) $ (279) Net loss per share attributable to common shareholders: Basic $ (0.12) $ (0.11) $ (0.28) $ (0.40) Diluted $ (0.12) $ (0.11) $ (0.28) $ (0.40) Weighted-average shares outstanding: Basic 741,939 705,359 731,722 693,796 Diluted 741,939 705,359 731,722 693,796

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED BALANCE SHEETS (In millions, except share data) (Unaudited) September 30, 2025 December 31, 2024 ASSETS CURRENT ASSETS: Cash and cash equivalents $ 962 $ 671 Restricted cash 490 92 Marketable securities — 8 Escrow receivable 9 6 Real estate inventory, net 1,053 2,159 Other current assets 73 61 Total current assets 2,587 2,997 PROPERTY AND EQUIPMENT – Net 31 48 RIGHT OF USE ASSETS 9 18 GOODWILL 3 3 OTHER ASSETS 70 60 TOTAL ASSETS $ 2,700 $ 3,126 LIABILITIES AND SHAREHOLDERS’ EQUITY CURRENT LIABILITIES: Accounts payable and other accrued liabilities $ 91 $ 92 Non-recourse asset-backed debt – current portion 374 432 Convertible senior notes – current portion 439 — Interest payable 9 3 Lease liabilities – current portion 1 2 Total current liabilities 914 529 NON-RECOURSE ASSET-BACKED DEBT – Net of current portion 966 1,492 CONVERTIBLE SENIOR NOTES – Net of current portion — 378 LEASE LIABILITIES – Net of current portion 7 13 OTHER LIABILITIES 2 1 Total liabilities 1,889 2,413 SHAREHOLDERS’ EQUITY: Common stock, $0.0001 par value; 3,000,000,000 shares authorized; 771,534,057 and 719,990,121 shares issued, respectively; 771,534,057 and 719,990,121 shares outstanding, respectively — — Additional paid-in capital 4,740 4,438 Accumulated deficit (3,929) (3,725) Accumulated other comprehensive loss — — Total shareholders’ equity 811 713 TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY $ 2,700 $ 3,126

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In millions) (Unaudited) Nine Months Ended September 30, 2025 2024 CASH FLOWS FROM OPERATING ACTIVITIES: Net loss $ (204) $ (279) Adjustments to reconcile net loss to cash, cash equivalents, and restricted cash provided by (used in) operating activities: Depreciation and amortization  33 37 Amortization of right of use asset 2 4 Stock-based compensation 54 91 Inventory valuation adjustment 48 51 Change in fair value of equity securities 3 7 Other 7 6 (Gain) loss on early extinguishment of debt (9) 1 Gain on deconsolidation, net — (14) Changes in operating assets and liabilities: Escrow receivable (3) (6) Real estate inventory 1,054 (422) Other assets (15) 9 Accounts payable and other accrued liabilities 4 4 Interest payable 6 1 Lease liabilities (1) (5) Net cash provided by (used in) operating activities 979 (515) CASH FLOWS FROM INVESTING ACTIVITIES: Purchase of property and equipment (9) (22) Proceeds from sales, maturities, redemptions and paydowns of marketable securities 6 55 Purchase of equity investments (6) — Cash impact of deconsolidation of subsidiaries — (2) Net cash (used in) provided by investing activities (9) 31 CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from issuance of convertible senior notes, net of discount 75 — Settlement of capped calls related to the convertible senior notes 1 — Proceeds from exercise of stock options 4 — Proceeds from issuance of common stock for ESPP 2 5 Proceeds from PIPE offering 41 — Proceeds from the issuance of common stock under at-the-market offering, net 198 — Proceeds from non-recourse asset-backed debt 684 417 Principal payments on non-recourse asset-backed debt (1,268) (424) Payment of loan origination fees and debt issuance costs (16) — Other financing activities (2) — Net cash used in financing activities (281) (2)

NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH 689 (486) CASH, CASH EQUIVALENTS, AND RESTRICTED CASH – Beginning of period 763 1,540 CASH, CASH EQUIVALENTS, AND RESTRICTED CASH – End of period $ 1,452 $ 1,054 SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION – Cash paid during the period for interest $ 88 $ 93 DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES: Stock-based compensation expense capitalized for internally developed software $ 3 $ 15 Principal value of 2026 Notes extinguished in Debt Exchange $ (246) $ — Principal value of 2030 Notes issued in Debt Exchange $ 246 $ — Investment in non-marketable equity securities of deconsolidated entities $ 3 $ 39 RECONCILIATION TO CONDENSED CONSOLIDATED BALANCE SHEETS: Cash and cash equivalents $ 962 $ 829 Restricted cash 490 225 Cash, cash equivalents, and restricted cash $ 1,452 $ 1,054

OPENDOOR TECHNOLOGIES INC.

NON-GAAP FINANCIAL MEASURES

(Unaudited)

Reconciliation of our Adjusted Gross Profit and Contribution Profit to our Gross Profit

	Three Months Ended				
(in millions, except percentages and homes sold, or as noted)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Revenue (GAAP)	**$ 915**	**$ 1,567**	**$ 1,153**	**$ 1,084**	**$ 1,377**
Gross profit (GAAP)	**$ 66**	**$ 128**	**$ 99**	**$ 85**	**$ 105**
Gross Margin	7.2 %	8.2 %	8.6 %	7.8 %	7.6 %
Adjustments:					
Inventory valuation adjustment – Current Period [1][2]	15	21	13	6	10
Inventory valuation adjustment – Prior Periods [1][3]	(17)	(14)	(12)	(16)	(16)
Adjusted Gross Profit	**$ 64**	**$ 135**	**$ 100**	**$ 75**	**$ 99**
Adjusted Gross Margin	7.0 %	8.6 %	8.7 %	6.9 %	7.2 %
Adjustments:					
Direct selling costs [4]	(28)	(43)	(29)	(23)	(32)
Holding costs on sales – Current Period [5][6]	(4)	(6)	(5)	(4)	(6)
Holding costs on sales – Prior Periods [5][7]	(12)	(17)	(12)	(10)	(9)
Contribution Profit	**$ 20**	**$ 69**	**$ 54**	**$ 38**	**$ 52**
Homes sold in period	2,568	4,299	2,946	2,822	3,615
Contribution Profit per Home Sold (in thousands)	**$ 8**	**$ 16**	**$ 18**	**$ 13**	**$ 14**
Contribution Margin	2.2 %	4.4 %	4.7 %	3.5 %	3.8 %

[1] Inventory valuation adjustment includes adjustments to record real estate inventory at the lower of its carrying amount or its net realizable value.

[2] Inventory valuation adjustment — Current Period is the inventory valuation adjustments recorded during the period presented associated with homes that remain in inventory at period end.

[3] Inventory valuation adjustment — Prior Periods is the inventory valuation adjustments recorded in prior periods associated with homes that sold in the period presented.

[4] Represents selling costs incurred related to homes sold in the relevant period. This primarily includes broker commissions, external title and escrow-related fees and transfer taxes. Selling costs are included in Sales, marketing and operations on the Condensed Consolidated Statements of Operations.

[5] Holding costs include mainly property taxes, insurance, utilities, homeowners association dues, cleaning and maintenance costs. Holding costs are included in Sales, marketing, and operations on the Condensed Consolidated Statements of Operations.

[6] Represents holding costs incurred in the period presented on homes sold in the period presented.

[7] Represents holding costs incurred in prior periods on homes sold in the period presented.

OPENDOOR TECHNOLOGIES INC.

NON-GAAP FINANCIAL MEASURES

(Unaudited)

Reconciliation of our Adjusted Net Loss and Adjusted EBITDA to our Net Loss

	Three Months Ended				
(in millions, except percentages)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Revenue (GAAP)	**$ 915**	**$ 1,567**	**$ 1,153**	**$ 1,084**	**$ 1,377**
Net loss (GAAP)	**$ (90)**	**$ (29)**	**$ (85)**	**$ (113)**	**$ (78)**
Adjustments:					
Stock-based compensation	13	13	14	23	25
Stock-based compensation for market condition RSUs	14	—	—	—	—
Equity securities fair value adjustment[1]	—	—	3	—	3
Intangibles amortization expense[2]	—	—	—	—	1
Amortization of stock-based compensation capitalized to IDSW[3]	4	4	3	—	—
Inventory valuation adjustment – Current Period[4][5]	15	21	13	6	10
Inventory valuation adjustment — Prior Periods[4][6]	(17)	(14)	(12)	(16)	(16)
Restructuring[7]	1	6	3	17	—
Loss (gain) on extinguishment of debt	1	(10)	—	1	—
Legal contingency accrual and related expenses	—	—	—	5	—
Other[8]	(2)	—	(2)	—	(15)
Adjusted Net Loss	**$ (61)**	**$ (9)**	**$ (63)**	**$ (77)**	**$ (70)**
Adjustments:					
Depreciation and amortization, excluding amortization of intangibles	5	5	5	7	10
Property financing[9]	23	29	29	28	30
Other interest expense[10]	11	7	4	4	4
Interest income[11]	(12)	(9)	(5)	(11)	(12)
Income tax expense	1	—	—	—	—
Adjusted EBITDA	**$ (33)**	**$ 23**	**$ (30)**	**$ (49)**	**$ (38)**
Adjusted EBITDA Margin	(3.6)%	1.5 %	(2.6)%	(4.5)%	(2.8)%

(1) Represents the gains and losses on certain financial instruments, which are marked to fair value at the end of each period.

(2) Represents amortization of acquisition-related intangible assets. The acquired intangible assets had useful lives ranging from 1 to 5 years and amortization was incurred until the intangible assets were fully amortized in 2024.

(3) Beginning in the quarter ended March 31, 2025, the Company revised the presentation of the amortization of stock-based compensation capitalized to IDSW to more appropriately present the full impact of all stock-based compensation expenses. This expense was previously included in "Depreciation and amortization, excluding amortization of intangibles." Had this presentation been applied for the three months ended December 31, 2024 and September 30, 2024, Adjusted Net Loss would have improved by $3 million and $3 million, respectively, with no impact to Adjusted EBITDA.

(4) Inventory valuation adjustment includes adjustments to record real estate inventory at the lower of its carrying amount or its net realizable value.

(5) Inventory valuation adjustment — Current Period is the inventory valuation adjustments recorded during the period presented associated with homes that remain in inventory at period end.

(6) Inventory valuation adjustment — Prior Periods is the inventory valuation adjustments recorded in prior periods associated with homes that sold in the period presented.

(7) Restructuring costs consist primarily of severance and employee termination benefits and bonuses incurred in connection with the elimination of employees' roles, consulting fees, and expenses related to the termination of certain leases incurred during the restructuring process.

(8) Primarily includes gain on deconsolidation, net and related party services income.

(9) Includes interest expense on our non-recourse asset-backed debt facilities.

(10) Includes amortization of debt issuance costs and loan origination fees, amortization of debt discounts, commitment fees, unused fees, other interest related costs on our asset-backed debt facilities, and interest expense related to the convertible senior notes outstanding.

(11) Consists mainly of interest earned on cash, cash equivalents, restricted cash, and marketable securities.

OPENDOOR TECHNOLOGIES INC.

NON-GAAP FINANCIAL MEASURES

(Unaudited)

Reconciliation of our Adjusted Operating Expenses to our Operating Expenses

	Three Months Ended				
(in millions, except percentages)	**September 30, 2025**	**June 30, 2025**	**March 31, 2025**	**December 31, 2024**	**September 30, 2024**
OPERATING EXPENSES:					
Sales, marketing and operations	66	86	98	88	96
General and administrative	48	28	33	41	46
Technology and development	19	21	21	33	30
Restructuring	1	6	3	17	—
Total Operating Expenses (GAAP)	**$ 134**	**$ 141**	**$ 155**	**$ 179**	**$ 172**
Operating Expenses (GAAP)	**$ 134**	**$ 141**	**$ 155**	**$ 179**	**$ 172**
Adjustments:					
Direct Selling Costs[1]	(28)	(43)	(29)	(23)	(32)
Holding costs included in contribution profit[2]	(16)	(23)	(17)	(14)	(15)
Stock-based compensation	(13)	(13)	(14)	(23)	(25)
Stock-based compensation for market condition RSUs	(14)	—	—	—	—
Intangibles amortization expense[3]	—	—	—	—	(1)
Amortization of stock-based compensation capitalized IDSW[4]	(4)	(4)	(3)	—	—
Restructuring	(1)	(6)	(3)	(17)	—
Legal contingency accrual	—	—	—	(5)	—
Depreciation and amortization, excluding amortization of intangibles	(5)	(5)	(5)	(7)	(10)
Other	—	(1)	—	(3)	1
Total Adjusted Operating Expenses (Non-GAAP)	**$ 53**	**$ 46**	**$ 84**	**$ 87**	**$ 90**

(1) Represents selling costs incurred related to homes sold in the relevant period. This primarily includes broker commissions, external title and escrow-related fees and transfer taxes, and are included in Sales, marketing and operations.

(2) Represents holding costs incurred in the period presented on homes sold in the period presented as well as holding costs incurred in prior periods on homes sold in the period presented ("Resale Cohort Holding Costs"). Holding costs include mainly property taxes, insurance, utilities, homeowners association dues, cleaning and maintenance costs. Holding costs are included in Sales, marketing and operations on the Condensed Consolidated Statements of Operations in the period in which they are incurred ("GAAP Holding Costs").

(3) Represents amortization of acquisition-related intangible assets. The acquired intangible assets had useful lives ranging from 1 to 5 years and amortization was expected until the intangible assets were fully amortized in 2024.

(4) Beginning in the quarter ended March 31, 2025, the Company revised the presentation of the amortization of stock-based compensation capitalized to IDSW to more appropriately present the full impact of all stock-based compensation expenses. This expense was previously included in "Depreciation and amortization, excluding amortization of intangibles." Had this presentation been applied for the three months ended December 31, 2024 and September 30, 2024, Adjusted Net Loss would have improved by $3 million and $3 million, respectively, with no impact to Adjusted EBITDA.

OPENDOOR TECHNOLOGIES INC.

NON-GAAP FINANCIAL MEASURES

(Unaudited)

Reconciliation of our Adjusted Sales, Marketing and Operatiions; Adjusted General and Administrative; and Adjusted Technology and Developement Expenses to Their Corresponding GAAP Measures

	Three Months Ended				
(in millions)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Sales, marketing and operations (GAAP)[1]	$ 66	$ 86	$ 98	$ 88	$ 96
Direct Selling Costs[2]	(28)	(43)	(29)	(23)	(32)
Holding costs included in contribution profit[3][4]	(16)	(23)	(17)	(14)	(15)
Stock-based compensation	(2)	(2)	(2)	(2)	(2)
Intangibles amortization expense[5]	—	—	—	—	(1)
Adjusted Sales, Marketing and Operations (Non-GAAP)[6]	$ 20	$ 18	$ 50	$ 49	$ 46
General and administrative (GAAP)	$ 48	$ 28	$ 33	$ 41	$ 46
Stock-based compensation	(9)	(9)	(9)	(13)	(16)
Stock-based compensation for market condition RSUs	(14)	—	—	—	—
Legal contingency accrual and related expenses	—	—	—	(5)	—
Depreciation and amortization, excluding amortization of intangibles	—	—	—	—	(2)
Other	—	—	—	—	1
Adjusted General and Administrative (Non-GAAP)[6]	$ 25	$ 19	$ 24	$ 23	$ 29
Technology and development (GAAP)	$ 19	$ 21	$ 21	$ 33	$ 30
Stock-based compensation	(2)	(2)	(3)	(8)	(7)
Amortization of stock-based compensation capitalized to IDSW[7]	(4)	(4)	(3)	—	—
Depreciation and amortization, excluding amortization of intangibles	(5)	(5)	(5)	(7)	(8)
Other	—	(1)	—	(3)	—
Adjusted Technology and Development (Non-GAAP)[7]	$ 8	$ 9	$ 10	$ 15	$ 15
Note: Advertising expenses[1]	$ 7	$ 7	$ 24	$ 23	$ 15

(1) Advertising expenses are included in Sales, marketing and operations.

(2) Represents selling costs incurred related to homes sold in the relevant period. This primarily includes broker commissions, external title and escrow-related fees and transfer taxes and are included in Sales, marketing and operations.

(3) Represents holding costs incurred in the period presented on homes sold in the period presented as well as holding costs incurred in prior periods on homes sold in the period presented ("Resale Cohort Holding Costs"). Holding costs include mainly property taxes, insurance, utilities, homeowners association dues, cleaning and maintenance costs. Holding costs are included in Sales, marketing and operations on the Condensed Consolidated Statements of Operations in the period in which they are incurred ("GAAP Holding Costs").

(4) The table below presents the timing difference within Adjusted Sales, marketing and operations related to holding costs. The amount of GAAP Holding Costs recognized during the period may be in excess of/ (less than) the amount of Resale Cohort Holding costs related to homes sold in the relevant period and included in Contribution Profit.

	Three Months Ended				
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Total GAAP Holding Costs	$ 12	$ 16	$ 21	$ 21	$ 20
Holding costs on sales - Current Period	(4)	(6)	(5)	(4)	(6)
Holding costs on sales - Prior Periods	(12)	(17)	(12)	(10)	(9)
Less: Resale Cohort Holding Costs	(16)	(23)	(17)	(14)	(15)
GAAP Holding Costs in excess of / (less than) Resale Holding Costs included in Contribution Profit	$ (4)	$ (7)	$ 4	$ 7	$ 5

(5) Represents amortization of acquisition-related intangible assets. The acquired intangible assets had useful lives ranging from 1 to 5 years and amortization was expected until the intangible assets were fully amortized in 2024.

(6) The sum of Adjusted Sales, Marketing and Operations, Adjusted General and Administrative, and Adjusted Technology and Development expenses is equal to Total Adjusted Operated Expenses (Non-GAAP). Refer to the "Reconciliation of our Adjusted Operating Expenses to our Operating Expenses" table. (7) Beginning in the quarter ended March 31, 2025, the Company revised the presentation of the amortization of stock-based compensation capitalized to IDSW to more appropriately present the full impact of all stock-based compensation expenses. This expense was previously included in “Depreciation and amortization, excluding amortization of intangibles.” Had this presentation been applied for the three months ended December 31, 2024 and September 30, 2024, Adjusted Net Loss would have improved by $3 million and $3 million, respectively, with no impact to Adjusted EBITDA.

OPENDOOR TECHNOLOGIES INC.

SEGMENT INFORMATION

(Unaudited)

(in millions)	Three Months Ended September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Revenue	$ 915	$ 1,567	$ 1,153	$ 1,084	$ 1,377
Less:					
Cost of revenue	(849)	(1,439)	(1,054)	(999)	(1,272)
Direct selling costs[(1)]	(28)	(43)	(29)	(23)	(32)
Holding costs[(2)]	(16)	(23)	(17)	(14)	(15)
Advertising and other marketing expense[(3)]	(7)	(7)	(24)	(24)	(15)
Operations[(4)]	(12)	(15)	(16)	(17)	(18)
Fixed operating expense[(5)]	(37)	(31)	(39)	(43)	(52)
Stock-based compensation	(13)	(13)	(14)	(23)	(25)
Stock-based compensation for market condition RSUs	(14)	—	—	—	—
Interest expense	(34)	(36)	(33)	(32)	(34)
Interest income	12	9	5	11	12
Other[(6)]	(7)	2	(17)	(33)	(4)
Net loss	$ (90)	$ (29)	$ (85)	$ (113)	$ (78)

(1) Represents selling costs incurred related to homes sold in the relevant period. This primarily includes broker commissions, external title and escrow-related fees and transfer taxes and are included in Sales, marketing and operations.

(2) Represents holding costs incurred both in the period presented and in prior periods on homes sold in the period presented ("Resale Cohort Holding Costs"). Holding costs include mainly property taxes, insurance, utilities, homeowners association dues, cleaning and maintenance costs. Holding costs are included in Sales, marketing and operations in the period in which they are incurred ("GAAP Holding Costs").

(3) Advertising expenses are included in Sales, marketing and operations. Other marketing expenses include non-advertising marketing expenses such as acquisition leads and referrals and public relations services and are included in Sales, marketing and operations.

(4) Represents operating expenses that are generally related to the volume of homes transacted during the period and tend to be variable in nature. Primarily includes workforce expenses in support of sales, and real estate inventory operations.

(5) Represents operating expenses that are not directly correlated with home transaction volumes. These expenses generally include costs related to salaries and benefits for our leadership, finance, technology, human resources, legal, marketing and administrative personnel, as well as third-party professional services fees, rent expense and third-party software.

(6) Other segment income (expenses) are primarily made up of depreciation and amortization, gain on deconsolidation, net, restructuring, and amortization of stock-based compensation capitalized to internally developed software. This also includes the elimination of holding costs incurred in prior periods on homes sold in the periods presented, and includes holding costs incurred in the current period on homes remaining in inventory at period end.